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                                                                EXHIBIT 23(a)(i)


                                   CONSENT



We hereby consent to the reference of our firm in the Post Effective Amendment No. 1 to Registration Statement on Form S-8 (No. 333-13347) under the caption "Legal Matters" and "Interests of Named Experts and Counsel."


/s/ Gold & Wachtel, LLP

New York, New York
December 30, 1996

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